DEBT	12 Months Ended
Dec. 31, 2020
DEBT
DEBT

9.DEBT

The short-term and long-term debt as of December 31, 2019 and 2020 were as follows:

	As of December 31,
	2019	2020
Short-term debt:
Long-term bank borrowings, current portion	3,953	251
Short-term bank borrowings	1,256	851
Convertible senior notes, current portion	3,290	—
FF&E liability, current portion	—	40
Total	8,499	1,142

Long-term debt:
Long-term bank borrowings, non-current portion	8,084	4,384
Convertible senior notes, non-current portion	—	6,318
FF&E liability, non-current portion	—	135
Others	—	19
Total	8,084	10,856

Bank borrowings

In October 2019, the Group entered into a one-year term facility agreement under which the Group can borrow up to US$180 million within two months secured by deposit at least equal to loan facility amount with accrued interest and any cost. The interest rate was fixed at 2.52%. The Group had drawn down US$180 million under this agreement with US$185 million deposit in 2019 and repaid nil in 2019. The Group had repaid all the bank borrowings in 2020.

In December 2019, the Group entered into a EUR440 million term facility and US$500 million revolving credit facility agreement with several banks. The US$500 million revolving credit facility is available for 35 months after the date of the agreement. The interest rate on the loan for each interest period is the aggregate of the applicable Margin and LIBOR or EURIBOR in relation to any loan in EUR. The Margin for each loan depends on the applicable leverage range, generally means 2.0% per annum. There are some financial covenants including interest coverage ratio, leverage and book equity related to this facility and the Group was in compliance as of December 31, 2019. On April 17, 2020, the Group obtained an exemption approval for the EUR440 million and US$500 million long-term credit facility, providing that with satisfaction of amended covenants, the original financial covenants will not be applicable until the six-month period ending June 30, 2021. The amended covenants include book equity, borrowings, EBITDA and minimum cash related to this facility. On December 11, 2020, the Group obtained a further waiver, which released certain covenants included in the amended covenants signed on April 17, 2020. The Group is and expects to be able to remain fully in compliance with the further amended covenants. The Group had drawn down EUR440 million and US$500 million as of December 31, 2019 under the facility agreement and repaid nil in 2019. The Group had drawn down US$200 million as of December 31, 2020 under the facility agreement and repaid EUR1 million and US$700 million in 2020. The US$500 million revolving credit had been fully paid off as of December 31, 2020, and the available credit facility under this agreement is US$500 million, which is due in December 2022. The weighted average interest rate of borrowings drawn under this agreement was 2.86% and 2.89% for the years ended December 31, 2019 and 2020 respectively.

In March 2019, the Group entered into a five-year RMB1,190 bank loan contract expiring in March 2024. The interest rate resets every six months, and is based on the People's Bank of China five-year benchmark interest rate on the pricing date. The loan contains certain financial covenants including interest coverage ratio and net tangible assets and the Group was in compliance as of December 31, 2019. In 2020, the Group obtained an exemption approval for the RMB1,190 long-term credit facility, providing that with satisfaction of amended covenants, the original financial covenants of interest coverage ratio will not be applicable until the six-month period ending June 30, 2021. The amended covenants include borrowings, EBITDA and cash dividend distribution limitation related to this facility. The Group is and expects to be able to remain fully in compliance with the amended covenants; The Group had repaid RMB89 and RMB179 in 2019 and 2020 in accordance with the agreed repayment schedule. As of December 31, 2020, the outstanding loan amount is RMB922. The weighted average interest rate of borrowings drawn under this agreement was 4.75% for the years ended December 31, 2019 and 2020.

Convertible Senior Notes due 2022

On November 3, 2017, the Company issued US$475 million of Convertible Senior Notes (the "2022 Notes”). The 2022 Notes mature on November 1, 2022 and bear interest at a rate of 0.375% per annum, payable in arrears semi-annually on May 1 and November 1, beginning May 1, 2018. In 2017, proceeds to the Company were RMB3,093 (equivalently US$467 million), net of issuance costs of RMB54 (equivalently US$8 million).

Holders of the 2022 Notes have the option to convert their Notes at any time prior to the close of business on the second business day immediately preceding the maturity date. The 2022 Notes can be converted into the Company’s ADSs at an initial conversion rate of 5.4869 , before the ADSs split, of the Company’s ADSs per US$1,000 principal amount of the 2022 Notes (equivalent to an initial conversion price of US$182.25 per ADS before the ADSs split effected in May 2018). The conversion rate is subject to adjustment in some events but is not adjusted for any accrued and unpaid interest. In addition, following a make-whole fundamental change (as defined in the Indenture) that occur prior to the maturity date or following the Company's delivery of a notice of a tax redemption, the Company will increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event or such tax redemption. RMB0.06 of the 2022 Notes had been converted into 202 ADSs upon the holders’ request as of December 31, 2020.

The holders were able to require the Company to repurchase all or portion of the 2022 Notes for cash on November 2, 2020, or upon a fundamental change, at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid interest. RMB0.04 of the 2022 Notes had been repurchased in cash upon the holders’ request as of December 31, 2020.

The conversion option meets the definition of a derivative. However, since the conversion option is considered indexed to the Company's own stock and classified in stockholders' equity, the scope exception is met, accordingly the bifurcation of conversion option from the 2022 Notes is not required. There is no beneficial conversion feature ("BCF") attribute to the 2022 Notes as the set conversion prices for the 2022 Notes are greater than the respective fair values of the ordinary share price at date of issuance.

The feature of mandatory redemption upon maturity is clearly and closely related to the debt host and this feature is no need to be bifurcated. Furthermore, the Company concluded that the feature of contingent put options upon tax events or fundamental changes does not need to be considered as an embedded derivative to be bifurcated.

Therefore, the Company accounted for the 2022 Notes in accordance with ASC 470, as a single instrument. Issuance costs related to the 2022 Notes was recorded in consolidated balance sheet as a direct deduction from the principal amount of the 2022 Notes, and was amortized over the period from November 3, 2017, the date of issuance, to November 1, 2020, the first put date of the 2022 Notes, using the effective interest method. On December 31, 2019, the Group reclassified the 2022 Notes as short-term debt as the 2022 Notes holders have a put option which can be exercised within one year. After November 2, 2020, the Group reclassified the 2022 Notes as long-term debt as the put option was expired and the 2022 Notes will mature on November 1, 2022.

ADS Lending Arrangement

Concurrent with the offering of the 2022 Notes, the Company entered into ADS lending agreements with the affiliates of the initial purchasers of the 2022 Notes ("ADS Borrowers"), pursuant to which the Company lent to the ADS Borrowers 2,606,278 ADSs (the "Loaned ADSs") at a price equal to par, or $0.0004 per ADS before the ADSs split ("ADS lending arrangement"). The purpose of the ADS lending arrangements is to facilitate privately negotiated transactions in which the ultimate holders of the 2022 Notes may elect to hedge their investment in the related notes. In May 2018, the Company changed the ADS to ordinary share ratio from one ADS representing four ordinary shares to one ADS representing one ordinary share. Therefore, as of December 31, 2018, 2019 and 2020, the outstanding number of Loaned ADSs was 10,425,112.

The Loaned ADSs must be returned to the Company by the earliest of (a) the maturity date of the 2022 Notes, November 1, 2022, (b) upon the Company’s election to terminate the ADS lending agreement at any time after the later of (x) the date on which the entire principal amount of the 2022 Notes ceases to be outstanding, and (y) the date on which the entire principal amount of any additional convertible securities that the Company has in writing consented to permit the ADS Borrower to hedge under the ADS lending agreement ceases to be outstanding, in each case, whether as a result of conversion, redemption, repurchase, cancellation or otherwise; and (c) the termination of the ADS lending agreement. The Company is not required to make any payment to the initial purchasers or ADS Borrower upon the return of the Loaned ADSs. The ADS Borrowers do not have the choice or option to pay cash in exchange for the return of the Loaned ADSs.

No collateral is required to be posted for the Loaned ADSs. The initial purchasers are required to remit to the Company any dividends paid to the holders of the Loaned ADSs. An ADS Borrower has the ability to vote without restriction. However, the ADS Borrowers have agreed not to vote on the Loaned ADSs.

In accordance with FASB ASC Sub-topic 470-20, the Company has accounted for the ADS lending agreement initially at fair value and recognized it as an issuance cost associated with the convertible debt offering. As a result, additional debt issuance costs of RMB26 (equivalently US$4 million) were recorded on the issuance date with a corresponding increase to additional paid-in-capital. This debt issuance costs have also been amortized from the date of issuance to the put date of Notes, using the effective interest method.

In accordance with ASC Topic 470-20, although legally issued, the Loaned ADSs are not considered outstanding, and then excluded from basic and diluted earnings per share unless default of the ADS lending arrangement occurs, at which time the Loaned ADSs would be included in the basic and diluted earnings per share calculation. As of December 31, 2020, it is not probable that the ADS Borrower or the counterparty to the ADS lending arrangement will default.

Capped Call Options

In connection with the issuance of the 2022 Notes, the Group has entered into capped call option transactions with some of the initial purchasers or their affiliates (the "Option Counterparties") to reduce the potential dilution to existing shareholders of the Group upon conversion of the 2022 Notes. The cap price of the capped call transactions will initially be US$221.31 per ADS before the ADSs split, subject to adjustment under the terms of the capped call transactions. The total premium paid by the Group for the capped call transactions was RMB177 (equivalently US$27 million) on the purchased date. The capped call option is classified in stockholders’ equity, recorded at the cost with no subsequent changes in fair value be recorded.

Convertible Senior Notes due 2026

On May 12, 2020, the Company issued US$450 million Convertible Senior Notes (the "2026 Notes"). On May 26, 2020, the Company issued an additional US$50 million in aggregate principal amount of the 2026 Notes pursuant to the exercise in full by the initial purchasers of an option to purchase additional notes. The 2026 Notes will mature on May 1, 2026 and bear interest at a rate of 3.00% per annum, payable in arrears semi-annually on May 1 and November 1 of each year, beginning on November 1, 2020. In 2020, proceeds to the Company were RMB3,499 (equivalently US$493 million), net of issuance costs of RMB49 (equivalently US$7 million).

Holders of the 2026 Notes have the option to convert their Notes at any time prior to the close of business on the second business day immediately preceding the maturity date. The 2026 Notes can be converted into the Company's ADSs at an initial conversion rate of 23.971 of the Company's ADSs per US$1,000 principal amount of the 2026 Notes (equivalent to an initial conversion price of US$41.72 per ADS). The conversion rate is subject to adjustment in some events but is not adjusted for any accrued and unpaid interest. In addition, following a make-whole fundamental change (as defined in the Indenture) that occur prior to the maturity date or following the Company’s delivery of a notice of a tax redemption, the Company will increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event or such tax redemption.

The holders may require the Company to repurchase all or portion of the 2026 Notes for cash on May 1, 2024, or in the event of certain fundamental changes, at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid interest.

The conversion option meets the definition of a derivative. However, since the conversion option is considered indexed to the Company’s own stock and classified in stockholders’ equity, the scope exception is met, accordingly the bifurcation of conversion option from the 2026 Notes is not required. There is no beneficial conversion feature (“BCF”) attribute to the 2026 Notes as the set conversion prices for the 2026 Notes are greater than the respective fair values of the ordinary share price at date of issuance.

The feature of mandatory redemption upon maturity is clearly and closely related to the debt host and this feature is no need to be bifurcated. Furthermore, the Company concluded that the feature of contingent put options upon tax events or fundamental changes does not need to be considered as an embedded derivative to be bifurcated. The Company believes that the likelihood of occurrence of events considered a fundamental change is remote.

Therefore, the Company accounted for the 2026 Notes in accordance with ASC 470, as a single instrument. Issuance costs related to the 2026 Notes is recorded in consolidated balance sheet as a direct deduction from the principal amount of the 2026 Notes, and is amortized over the period from May 12, 2020, the date of issuance, to May 1, 2024, the first put date of the 2026 Notes, using the effective interest method.

FF&E Liability

The group entered into several contracts with lessors to install furniture, fixtures and equipment ("FF&E") in various leased hotels prior to the respective commencement date. Those transactions are classified as "failed" sale and leaseback transactions, as the control of the furniture, fixtures and equipment does not transfer to the lessor. Consequently, the received consideration from the lessor is accounted for as a liability. The current portion and non-current portion of FF&E liability are recorded in short-term debt and long-term debt, respectively.

Debt Maturities

The contractual maturities of the Group’s debt as of December 31, 2020 were as follows:

Year Ending December 31,	Principle Amounts
2021	1,142
2022	6,985
2023	396
2024	3,505
2025	51
Thereafter	54
Total	12,133